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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 26, 1996, except for the second paragraph of
Note 2 as to which the date is December 10, 1996, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-15139) and related Prospectus of CD Warehouse, Inc. for the registration of 1,000,000 shares of its common stock.


                                                  /s/ ERNST & YOUNG LLP


Oklahoma City, Oklahoma
January 15, 1997